THE LAZARD FUNDS, INC.

Lazard US Strategic Equity Portfolio

Supplement to Summary Prospectus and Prospectus dated November 29, 2013

R6 Shares
RLUSX
The following replaces the table in "Fees and Expenses" in the Summary Prospectus:

	Institutional Shares	Open Shares	R6 Share
Shareholder Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.70%	.70%	.70%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.29%	.42%	.29%*
Total Annual Portfolio Operating Expenses	.99%	1.37%	.99%
Fee Waiver and Expense Reimbursement**	.24%	.32%	.29%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.75%	1.05%	.70%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**
Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .75%, 1.05% and .70% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

The following supplements the table in "Example" in the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
R6 Shares	$ 72	$286	$519	$1,187

The following replaces the second sentence in the first paragraph in "Performance Bar Chart and Table – Average Annual Total Returns":

After-tax returns of the Portfolio’s other share classes will vary.

The following supplements the table in "Performance Bar Chart and Table – Average Annual Total Returns" and accompanying disclosure:

Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio
R6 Shares (Returns Before Taxes)	11/29/13	14.56%	1.73%	3.80%

The following supplements the table and the paragraph following the table in "Purchase and Sale of Portfolio Shares" in the Summary Prospectus:

The initial investment minimum for R6 Shares is $1,000,000.  There is no subsequent investment minimum for R6 shares.

The following replaces the first sentence of "Financial Intermediary Compensation – Payments to Broker-Dealers and Other Financial Intermediaries" in the Summary Prospectus:

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services (except for R6 Shares, for which neither the Fund nor the Investment Manager or its affiliates provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares).

The following replaces the first paragraph in "Shareholder Information – General – Eligibility to Purchase R6 Shares" in the Prospectus:

R6 Shares are currently offered only by Lazard US Strategic Equity Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, and Lazard Emerging Markets Debt Portfolio.

Dated:  January 24, 2014